UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2015

EMPIRE STATE REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

EMPIRE STATE REALTY OP, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Grand Central Place 60 East 42nd Street New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 687-8700

n/a

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2015, Empire State Realty OP, L.P. (the “Operating Partnership”), the operating partnership subsidiary of Empire State Realty Trust, Inc. (the “Company”), issued and sold an aggregate principal amount of $350 million of its senior unsecured notes, consisting of $100,000,000 of 3.93% Series A Senior Notes due March 27, 2025, $125,000,000 of 4.09% Series B Senior Notes due March 27, 2027, and $125,000,000 of 4.18% Series C Senior Notes due March 27, 2030 (collectively, the “Notes”) to entities affiliated with Prudential Capital Group. The terms of the Notes are governed by a Note Purchase Agreement, dated March 27, 2015 (the “Purchase Agreement”), among the Operating Partnership, as issuer, the Company and the purchasers named therein. Interest on the Notes is payable quarterly, beginning on June 27, 2015.

The Operating Partnership may prepay all or a portion of the Notes upon notice to the holders for 100% of the principal amount so prepaid plus a make-whole premium as set forth in the Purchase Agreement. The obligations of the Operating Partnership under the Notes are unconditionally guaranteed by each of the Company’s subsidiaries (other than the Operating Partnership) that guarantees or otherwise becomes liable at any time in respect of, indebtedness under the Operating Partnership’s existing credit agreement, dated January 23, 2015 (the “Credit Agreement”) or other material credit facility, if any, entered into in the future.

The Purchase Agreement contains customary covenants, including limitations on liens, investment, debt, restricted payments, fundamental changes, and transactions with affiliates, and will require certain customary financial reports. Subject to certain conditions, the covenant with respect to restricted payments will be deleted, removed, amended or otherwise modified to be more or less restrictive if the analogous covenant in the Credit Agreement is so deleted, removed, amended or otherwise modified

The Purchase Agreement also includes the following financial covenants: (i) maximum leverage ratio of total indebtedness to total asset value of the Company and its consolidated subsidiaries will not exceed 60%, (ii) maximum secured leverage ratio of total secured indebtedness to total asset value of the Company and its consolidated subsidiaries will not exceed 40%, (iii) tangible net worth will not be less than the sum of 80% of tangible net worth as of September 30, 2014 plus 75% of net cash proceeds received by the Operating Partnership (other than proceeds received within ninety (90) days after the redemption, retirement or repurchase of ownership or equity interests in the Operating Partnership up to the amount paid by the Operating Partnership in connection with such redemption, retirement or repurchase, where, the net effect is that the Operating Partnership shall not have increased its net worth as a result of any such proceeds), (iv) Adjusted EBITDA (as defined in the Purchase Agreement) to consolidated fixed charges will not be less than 1.50x, (v) the aggregate net operating income with respect to all unencumbered eligible properties to the portion of interest expense attributable to unsecured indebtedness will not be less than 1.75x, (vi) the ratio of total unsecured indebtedness to unencumbered asset value will not exceed 60%, and (vii) consolidated secured recourse indebtedness will not exceed 10% of total asset value (provided, however, this covenant shall not apply at any time after either the Company or the Operating Partnership achieves a debt ratings from at least two of Moody’s, S&P and Fitch, and such debt ratings are Baa3 or better (in the case of a rating by Moody’s) or BBB- or better (in the case of a rating by S&P or Fitch); provided further that, subject to certain conditions, this covenant will be deleted, removed, amended or otherwise modified to be more or less restrictive if the analogous covenant in the Credit Agreement, is so deleted, removed, amended or otherwise modified).

The Purchase Agreement contains customary events of default (subject in certain cases to specified cure periods), including but not limited to non-payment, breach of covenants, representations or warranties, cross defaults, bankruptcy or other insolvency events, judgments, ERISA events, the occurrence of certain change of control transactions and loss of real estate investment trust qualification.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by this reference.

The Operating Partnership intends to use the net proceeds from the issuance of the Notes to repay borrowings under its unsecured revolving line of credit and for other general corporate purposes. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 30, 2015, the Company issued a press release announcing the issuance of the Notes. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company or the Operating Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Note Purchase Agreement, dated March 27, 2015, among Empire State Realty OP, L.P., Empire State Realty Trust, Inc. and the purchasers named therein.

99.1	Press release dated March 30, 2015 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: March 30, 2015	By:	/s/ David A. Karp
		Name:	David A. Karp
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY OP, L.P. (Registrant)

	By:	Empire State Realty Trust, Inc., as general partner

Date: March 30, 2015	By:	/s/ David A. Karp
		Name:	David A. Karp
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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